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                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-80537) pertaining to the Dave & Buster's, Inc. 1995 Stock Option Plan of our report dated March 29, 1999 with respect to the consolidated financial statements of Dave & Buster's, Inc. included in the Annual Report (Form 10-K) for the year ended January 31, 1999.



                                                          /s/ ERNST & YOUNG LLP

Dallas, Texas
April 30, 1999